Net Other Operating (Income) Losses	12 Months Ended
Dec. 31, 2016
Analysis of income and expense [abstract]
Net other operating (income) losses
Net Other Operating (Income) Losses
Net other operating (income) losses are comprised of the following:

Year ended Dec. 31	2017	2016	2015
Alberta Off-Coal Agreement	(40)	—	—
Mississauga cogeneration facility NUG Contract	(9)	(191)	—
Market Surveillance Administrator Agreement settlement	—	—	56
Insurance recoveries	—	(3)	(31)
Net other operating (income) losses	(49)	(194)	25

A. Alberta Off-Coal Agreement
On Nov. 24, 2016, the Corporation announced that it had entered into the OCA with the Government on transition payments for the cessation of coal-fired emissions from the Keephills 3, Genesee 3 and Sheerness coal-fired plants on or before Dec. 31, 2030.

Under the terms of the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million ($37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030.  The Corporation recognizes the off-coal payments evenly throughout the year. Receipt of the payments is subject to certain terms and conditions. The OCA’s main condition is the cessation of all coal-fired emissions on or before Dec. 31, 2030. The affected plants are not, however, precluded from generating electricity at any time by any method, other than generation resulting in coal-fired emissions after Dec. 31, 2020.

B. Mississauga Cogeneration Facility Contract
2016
On Dec. 22, 2016, the Corporation announced it had signed a NUG Contract with the IESO for its Mississauga cogeneration facility. The contract is effective on Jan. 1, 2017. The Corporation has agreed to terminate the existing contract with the Ontario Electricity Financial Corporation early, which would have otherwise terminated in December 2018.
As a result of the NUG Contract, the Corporation recognized a pre-tax gain of approximately $191 million. The predominant components of the gain relate to recognition of a one-time discounted revenue amount of approximately $207 million, offset by onerous contract expenses and other termination charges totalling approximately $16 million. The Corporation also recognized $46 million in accelerated depreciation resulting from the change in useful life of the asset. The Corporation released and recognized in earnings unrealized pre-tax net losses of $14 million from AOCI due to cash flow hedges de-designated for accounting purposes. The cash flow hedges were in respect of future gas purchases denominated in US dollars and expected to occur between 2017 and 2018. In the fourth quarter of 2016, the forecasted gas consumption was no longer expected to occur, which resulted in the cumulative loss on the hedging instrument being released from AOCI and recognized in earnings.
2017
During the fourth quarter of 2017, the Corporation renegotiated the facility's land lease agreement at a lower cost than previously estimated in 2016, and accordingly, recognized a gain of $9 million.
C. Settlement with the Market Surveillance Administrator
On March 21, 2014, the Alberta Market Surveillance Administrator (the “MSA”) filed an application with the Alberta Utilities Commission (the “AUC”) alleging, among other things, that TransAlta manipulated the price of electricity in the Province of Alberta when it took outages at certain of its coal-fired generating units in late 2010 and early 2011. The Corporation denied the MSA’s allegations. An oral hearing took place before the AUC in December 2014. A written argument was filed in February 2015. In May 2015, further submissions were filed on a recent Supreme Court of Canada decision relevant to expert evidence. On July 27, 2015, the AUC issued a decision finding, among other things, that i) the Corporation’s actions in relation to four outage events at its coal-fired generating units, spanning 11 days in 2010 and 2011, restricted or prevented a competitive response from the associated PPA buyers and manipulated market prices away from a competitive market outcome and ii) the Corporation breached applicable legislation by allowing one of its employees to trade while in possession of non-public outage records. The AUC also found that the MSA did not prove, on the balance of probabilities, that the Corporation breached applicable legislation on the basis that its compliance policies, practices, and oversight thereof, were inadequate and deficient.
This AUC decision marked the end of the first phase of the proceedings. TransAlta filed for leave to appeal the AUC decision with the Alberta Court of Appeal in August 2015. The second phase of the AUC proceedings was to consider what penalty the AUC might impose against the Corporation. On Sept. 30, 2015, TransAlta and the MSA reached an agreement to settle all outstanding proceedings before the AUC. The settlement, which is in the form of a consent order, was approved by the AUC on Oct. 29, 2015. Under the terms of the consent order, the Corporation paid a total amount of $56 million that includes approximately $27 million as a repayment of economic benefit, $4 million to cover the MSA’s legal and related costs, and a $25 million administrative penalty. Of this amount, $31 million was paid in the fourth quarter of 2015, and the $25 million administrative penalty was paid in November 2016. As a result of the approval, the Corporation discontinued the appeal of the AUC’s decision.
D. Insurance Recoveries
There were no insurance recoveries in 2017.
During 2016, the Corporation received $3 million in insurance recoveries (2015 - $31 million), of which $2 million (2015 - $6 million) related to business interruption insurance claims and $1 million related to claims for replacement and refurbishment of equipment for certain wind facilities (2015 - $7 million for Canadian Coal facilities).
In 2015 the Corporation received $18 million of insurance recoveries related to claims for the replacement and refurbishment of certain hydro facilities as a result of the flooding in Southern Alberta in 2013. Additionally, in 2015, $12 million of insurance proceeds were received related to claims for repair costs on certain hydro facilities as a result of flooding in Southern Alberta in 2013 and were accounted for as a reduction to period operations, maintenance, and administration costs.